Exhibit 99-1

For Immediate Release

CPG Posts Second Quarter Results

Thursday August 7, 2008

CPG International Inc. (CPG) a leading manufacturer of premium, branded, low maintenance building products for both residential and commercial markets today announced second quarter 2008 financial results. CPG’s products include AZEK Trim, AZEK Deck, AZEK Moulding, and Trademark and Premier Railing for residential markets and bathroom and locker systems sold under the brand names Comtec Industries, Hiny Hider and TuffTec, used in commercial building markets.

“We are pleased with our second quarter and year to date performance in what continues to be a challenging environment with soft demand and inflationary costs,” said Eric Jungbluth, CPG’s Chief Executive Officer. “We have mitigated the impact of material cost increases through pricing actions implemented in the second quarter and operational efficiency initiatives. In addition, new product introductions and expanded distribution are offsetting the challenges associated with the housing market.”

Second Quarter Highlights

•

Second quarter sales were $75.4 million, down 2.2% from the second quarter 2007. Growth at Scranton Products commercial business along with the Composatron Acquisition partially offset the effects of a declining housing market.

•

Gross margin declined 500 basis points from 2007 driven by higher material costs which were partially offset by increased operating efficiencies and price increases implemented during the second quarter.

•	Net loss was $2.8 million for 2008, down from net income of $1.0 million in 2007.

•	Impacted by material costs, EBITDA declined 33.5% to $9.4 million. Adjusted EBITDA was $10.5 million in the second quarter of 2008, down 28.3% from $14.7 million in 2007.

Year-to-Date Highlights

•	Sales for the first half of 2008 were $169.5 million, down 1.1% from 2007.

•	Gross margin declined 380 basis points from 2007 driven by higher material costs which were partially offset by increased operating efficiencies and price increases implemented in the second quarter.

•	Net loss was $0.8 million for 2008, down from net income of $6.2 million in 2007.

•	Impacted by material costs, EBITDA declined 23.8% to $26.8 million. Adjusted EBITDA was $28.6 million in the first half of 2008, down 20.7% from $36.1 million in 2007.

•	At June 30, 2008, CPG had cash of $13.7 million and $38.2 million available borrowings under its revolving credit facility.

EBITDA Guidance

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents.)

CPG reduced earnings guidance for 2008 with Adjusted EBITDA guidance of $57 million to $65 million. “With the continued softening in the housing market and significant escalation of material costs in the second quarter, we are reducing our guidance for 2008,” said Scott Harrison, Executive Vice President and Chief Financial Officer. “We believe pricing actions taken in the second quarter will help offset the inflationary costs we are experiencing.”

Investor Call

CPG will hold an investor conference call to discuss Second Quarter 2008 financial results at 10 AM Eastern time, August 7, 2008. Eric Jungbluth, Chief Executive Officer, Ralph Bruno, President AZEK Building Products and Scott Harrison, Executive Vice President and Chief Financial Officer, will host the call.

To access the conference call, please dial (866) 315-3365, and use conference ID code 57100152. An encore presentation will be available for one week after the completion of the call. In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 57100152.

Forward-looking Statements

Statements in this investor release and the schedules hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance, guidance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to CPG on the date this release was submitted. CPG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to CPG’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, the commercial building industry, raw material prices, competition and the economy. CPG may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of CPG’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-maintenance, building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trim and Moulding, AZEK® Deck, Premier and Trademark Railing Systems, Santana Products, Comtec Industries, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at www.cpgint.com.

Financial Schedules

CPG International Inc. and Subsidiaries

Consolidated Balance Sheets

June 30, 2008 and December 31, 2007

(unaudited)

(dollars in thousands)

	June 30,	December 31,
	2008	2007
ASSETS:
Current assets:
Cash	$13,679	$9,608
Receivables:
Trade, less allowance for doubtful accounts of $1,717 and $1,343 in 2008 and 2007, respectively	40,770	30,712
Inventories	45,980	52,391
Deferred income taxes—current	7,327	8,321
Prepaid expenses and other	4,049	9,314
Total current assets	111,805	110,346
Property and equipment—net	98,106	92,693
Goodwill	301,841	288,084
Intangible assets —net	98,415	100,115
Deferred financing costs—net	8,378	8,605
Other assets	—	653
Total assets	$618,545	$600,496

LIABILITIES AND SHAREHOLDER’S EQUITY:
Current liabilities:
Accounts payable	$25,381	$27,474
Current portion of capital lease	920	1,415
Current portion of long-term debt obligations	5,250	—
Accrued interest	15,357	15,696
Accrued costs – Procell Acquisition	2,727	18,066
Accrued expenses	11,477	8,637
Total current liabilities	61,112	71,288
Deferred income taxes	44,118	45,425
Capital lease obligation—less current portion	6,986	5,411
Long-term debt—less current portion	302,079	278,107
Accrued warranty	3,325	3,107
Other liabilities	638	664
Commitments and contingencies
Shareholder’s equity:
Common shares, $0.01 par value: 1,000 shares authorized; 10 issued and outstanding at June 30, 2008
and December 31, 2007	—	—
Additional paid-in capital	205,646	199,961
Retained deficit	(4,219)	(3,467)
Note receivable – CP Holdings	(808)	—
Accumulated other comprehensive loss	(332)	—
Total shareholder’s equity	200,287	196,494
Total liabilities and shareholder’s equity	$618,545	$600,496

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Three Months Ended June 30, 2008 and 2007

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	June 30,	June 30,
	2008	2007
Net sales	$75,367	$77,054
Cost of sales	(57,932)	(55,368)
Gross margin	17,435	21,686
Selling, general and administrative expenses	(13,249)	(12,013)
Gain on sale of property	—	443
Operating income	4,186	10,116

Other income (expenses):
Interest expense	(9,009)	(8,591)
Interest income	109	216
Miscellaneous – net	64	—
Total other expenses-net	(8,836)	(8,375)
(Loss) income before income taxes	(4,650)	1,741
Income tax benefit (expense)	1,848	(708)
Net (loss) income	$(2,802)	$1,033

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Six Months Ended June 30, 2008 and 2007

(dollars in thousands)

	Six	Six
	Months Ended	Months Ended
	June 30,	June 30,
	2008	2007
Net sales	$169,540	$171,501
Cost of sales	(127,242)	(122,262)
Gross margin	42,298	49,239
Selling, general and administrative expenses	(25,583)	(22,651)
Gain on sale of property	—	443
Operating income	16,715	27,031

Other income (expenses):
Interest expense	(18,267)	(17,222)
Interest income	188	301
Miscellaneous – net	49	(39)
Total other expenses-net	(18,030)	(16,960)
(Loss) income before income taxes	(1,315)	10,071
Income tax benefit (expense)	563	(3,828)
Net (loss) income	$(752)	$6,243

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Three Months Ended June 30, 2008 and 2007

(unaudited)

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	June 30,	June 30,
	2008	2007
Net (loss) income	$(2,802)	$1,033
Interest expense, net	8,900	8,375
Income tax (benefit) expense	(1,848)	708
Depreciation and amortization	5,136	4,003
EBITDA	$9,386	$14,119

Reconciliation to Adjusted EBITDA:
EBITDA	$9,386	$14,119
Non-recurring items:
Relocation and hiring costs	210	–
Settlement charges	–	500
Severance costs	54	40
Management fee and expenses	517	391
Gain on sale of property	–	(443)
Registration expenses related to Notes	192	–
Composatron non-recurring / acquisition costs	150	49
Adjusted EBITDA	$10,509	$14,656

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Six Months Ended June 30, 2008 and 2007

(unaudited)

(dollars in thousands)

	Six	Six
	Months Ended	Months Ended
	June 30,	June 30,
	2008	2007
Net (loss) income	$(752)	$6,243
Interest expense, net	18,079	16,921
Income tax (benefit) expense	(563)	3,828
Depreciation and amortization	9,989	8,129
EBITDA	$26,753	$35,121

Reconciliation to Adjusted EBITDA:
EBITDA	$26,753	$35,121
Non-recurring items:
Relocation and hiring costs	310	–
Settlement charges	26	500
Severance costs	125	61
Management fee and expenses	1,068	766
Gain on sale of property	–	(443)
Registration expenses related to Notes	192	–
Composatron non-recurring / acquisition costs	150	73
Adjusted EBITDA	$28,624	$36,078